                                                            HECO Exhibit 10.5(c)
                                                            --------------------



                                THIRD AMENDMENT
                                     TO THE
                  PURCHASE POWER CONTRACT DATED MARCH 24, 1986
                                 AS AMENDED BY
                THE FIRM CAPACITY AMENDMENT DATED JULY 28, 1989


          THIS THIRD AMENDMENT ("Third Amendment" or "Agreement") is made this 7th day of March 1995, by and between HAWAII ELECTRIC LIGHT COMPANY, INC. (the "Company" or "HELCO"), and PUNA GEOTHERMAL VENTURE (the "Seller" or "PGV").

          WHEREAS, the Company has entered into a Purchase Power Contract for Unscheduled Energy Made Available From a Qualifying Facility (the "Unscheduled Energy Contract"), dated March 24, 1986, with Thermal Power Company ("Thermal Power");

          WHEREAS, the Hawaii Public Utilities Commission (the "PUC" or "Commission") authorized the Company to include the purchased power costs of the Unscheduled Energy Contract in its fuel clause by its Decision and Order No. 8692 dated March 25, 1986, in Docket No. 5525;

          WHEREAS, Thermal Power assigned the Unscheduled Energy Contract to AMOR VIII with the Company's written consent on July 19, 1988;

          WHEREAS, AMOR VIII assigned the Unscheduled Energy Contract to Puna Geothermal Ventures with the Company's written consent;

          WHEREAS, HELCO and PGV have entered into that certain Firm Capacity Amendment to Purchase Power Contract, dated July 28, 1989 ("Firm Capacity Amendment"), which amended the Unscheduled Energy Contract;

          WHEREAS, by Amendment to Purchase Power Contract, As Amended ("Second Amendment") HELCO and PGV amended the Unscheduled Energy Contract and Firm Capacity Amendment (the Unscheduled Energy Contract as amended by the Firm Capacity Amendment and the Second Amendment, and as may be amended from time to time, is referred to as the "Amended PPC").

          WHEREAS, a number of issues arose between the Company and Seller which they settled in a Settlement Agreement dated March 7, 1995 ("Settlement Agreement");

          WHEREAS, as part of the Settlement Agreement, the Company and Seller agreed to amend the Amended PPC as reflected in the terms and conditions herein and in "APPENDIX D, POWER PURCHASES BY COMPANY (Interim Period)" for the period
        ----------  --------------------------
(the "Interim Period") starting with the Effective Date (as defined herein) until the satisfaction by PGV of all of PGV's obligations under the Settlement Agreement;

          WHEREAS, subsequent to the Interim Period, HELCO and PGV desire to revise the Amended PPC to reflect the parties' understanding of the Amended PPC prior to the Interim Period as reflected in the terms and conditions herein and in "APPENDIX D, POWER PURCHASES BY COMPANY (Subsequent to Interim Period)";
    ----------  --------------------------

          WHEREAS, the Seller's facility will continue to be throughout the term of this contract either (1) a qualifying, small power production facility under Subchapter 2 of the PUC's Standards for Small Power Production and Cogeneration in the State of Hawaii, Chapter 74 of Title 6 of the State's Administrative Rules, or (2) a "non-fossil fuel producer" within the meaning of Section 269-27.2, Hawaii Revised Statutes;

          WHEREAS, the Seller is not, and will continue not to be throughout the term of the Amended PPC, as amended, an "Affiliated Interest" within the meaning of Section 269-19.5, Hawaii Revised Statutes;

          NOW, THEREFORE, in consideration of the premises and the respective promises herein, the Company and the Seller hereby agree to amend the Amended PPC as follows:

          1.   Interim Period Appendix D.  Upon the Effective Date (as defined
               -------------------------
herein), "APPENDIX D, POWER PURCHASE BY COMPANY", of the Amended PPC is deleted
          ----------  -------------------------
in its entirety and replaced with "APPENDIX D, POWER PURCHASE BY COMPANY
                                   ----------  -------------------------
(Interim Period)", which is attached hereto as Attachment A and incorporated herein by reference.

          2.   Subsequent Period Appendix D.  Upon the satisfaction by PGV of
               ----------------------------
all of PGV's monetary and energy obligations under the Settlement Agreement,

"APPENDIX D, POWER PURCHASE BY COMPANY (Interim Period)", shall be deleted in
-----------  -------------------------
its entirety and replaced with "APPENDIX D, POWER PURCHASE BY COMPANY
                                ----------  -------------------------
(Subsequent to Interim Period)", which is attached hereto as Attachment B and incorporated herein by reference.

          3.   Affiliated Interest.  The Seller shall not sell or transfer more
               -------------------
than a 10% equity interest to any person or entity, or enter into any other transaction that would make the Seller an Affiliated Interest with the Company as defined by Section 269-19.5, Hawaii Revised Statutes, without first notifying the Company and receiving appropriate PUC approval, if any is required. If the PUC (or any other entity which has the authority to do so) finds that the Seller is an Affiliated Interest with the Company, the Seller shall have 60 days to take whatever action may be appropriate to render the relationship not to be an Affiliated Interest. The Company shall have the right to terminate the Amended PPC, including this Third Amendment and any future amendments, if the PUC prohibits the Company from recovering any payments made to the Seller under this Amended PPC, as amended herein and from time to time, due to the effect of
Section 269-19.5, Hawaii Revised Statutes, relating to affiliated interests.

          4.   Continuing Effect.  To the extent not amended by this Third
               -----------------
Amendment, the Amended PPC shall remain in full force and effect.

          5.   Further Performance.  Each Party hereto shall and does hereby
               -------------------
agree to make, execute, deliver and cooperate with each other, as the case may be, any and all agreements, instruments, documents, records and/or funds, as the case may be, whatsoever required, necessary and/or convenient to effect and consummate this Agreement and to permit performance of all acts required hereunder.

          6.   Counterparts/Facsimile Signatures.  This Agreement may be
               ---------------------------------
executed and delivered by the parties hereto in any number of counterparts, each of which shall be delivered an original or duplicate original, and all of which together shall constitute one and the same instrument or agreement.
Counterparts may be exchanged by facsimile, which facsimile signatures shall be effective for all purposes and treated in the same manner as physical signatures. Notwithstanding the foregoing, the party using facsimile signatures agrees that it will promptly forward physically signed copies of this Agreement to the other party.

          7.   Effective Date.  This Third Amendment becomes effective on the
               --------------
earlier of sixty (60) calendar days from the date first above written or when the PUC authorizes, by appropriate decision and order satisfactory to the Seller and the Company, the Company's energy payments to the Seller hereunder to be included in the Company's Fuel Clause pursuant to Rule 6-60-6, Standards For
                                                               -------------
Electric and Gas Utility Service, Title 6, Chapter 60, of the Hawaii
--------------------------------
Administrative Rules, or in the Company's base rates pursuant to Section 269-16(b), Hawaii Revised Statutes, whichever occurs first ("Effective Date").

          8.   Denial Of Application.  Notwithstanding anything in this
               ---------------------
Agreement to the contrary, in the event that the Commission denies the Company's application to include energy payments to Seller in either the Company's Fuel Clause pursuant to Rule 6-60-6, Standards For Electric and Gas Utility Service,
                                ----------------------------------------------
Title 6, Chapter 60, of the Hawaii Administrative Rules, or in the Company's base rates pursuant to Section 269-16(b), Hawaii Revised Statutes, within sixty
(60) calendar days from the date first above written, then this Third Amendment shall be null and void and of no further force and effect.

          IN WITNESS WHEREOF, the Company and the Seller have executed this Third Amendment as of the day and year first above written.


                              HAWAII ELECTRIC LIGHT COMPANY, INC.

                              By: /s/ Warren H. W. Lee
                                  --------------------
                              Name: Warren H. W. Lee
                              Title: President


                              By: /s/ Edward Y. Hirata
                                  --------------------
                              Name: Edward Y. Hirata
                              Title: Vice President



                              PUNA GEOTHERMAL VENTURE

                              By AMOR VIII CORPORATION,
                                a Delaware corporation,
                                Its General Partner

                              By: /s/ Joseph B. Fahrendorf
                                  ------------------------
                              Name: Joseph B. Fahrendorf
                              Title: President


                              By CE PUNA L.P.,
                                a Maryland limited partnership,
                                Its General Partner

                                    By CE PUNA I, INC.,
                                     a Maryland corporation,
                                     Its General Partner

                                         By: /s/ Nicholas A. Yancich
                                             -----------------------
                                         Name: Nicholas A. Yancich
                                         Title: Vice President

STATE OF HAWAII              )
                             )    SS.
CITY AND COUNTY OF HONOLULU  )


          On this 7th day of March, 1995, before me personally appeared Warren
H. W. Lee and Edward Y. Hirata to me personally known, who, being by me duly sworn, did say that they are the President and Vice President, respectively, of HAWAII ELECTRIC LIGHT COMPANY, INC., a Hawaii corporation, and that foregoing instrument was signed on behalf of HAWAII ELECTRIC LIGHT COMPANY, INC. by authority of its Board of Directors, and said officers acknowledged said instrument to be the free act and deed of HAWAII ELECTRIC LIGHT COMPANY, INC.



/s/ Marion S. Leong
-------------------------------
Notary Public State of Hawaii
My Commission expires:  3-5-96

STATE OF OREGON          )
                         )    SS.
COUNTY OF  CLACKAMAS     )


          On this 3rd day of March, 1995, before me personally appeared JOSEPH
B. FAHRENDORF to me personally known, who, being by me duly sworn, did say that he/she is the PRESIDENT of AMOR VIII CORPORATION, a Delaware corporation; that said corporation is a general partner of Puna Geothermal Venture, a Hawaii general partnership, named in the foregoing instrument; that said instrument was executed by said corporation as the duly authorized general partner of and on behalf of Puna Geothermal Venture, and acknowledged that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and in the name of and on behalf of Puna Geothermal Venture, and said officer and acknowledged said instrument to be the free act and deed of AMOR VIII Corporation as general partner of PUNA GEOTHERMAL VENTURE.



/s/ Aurora Magana
Notary Public State of Oregon
My Commission expires:  June 22, 1996

STATE OF MARYLAND             )
                              )    SS.
COUNTY OF HARFORD             )


          On this 3rd day of March, 1995, before me appeared
Nicholas A. Yancich, to me personally known, who, being by me duly sworn, did say that he/she is the Vice President of CE PUNA I, INC., a Maryland corporation; that said corporation is a general partner of CE Puna Limited Partnership, a Maryland limited partnership; that said CE Puna Limited Partnership is a general partner of Puna Geothermal Venture, a Hawaii general partnership named in the foregoing instrument; that said instrument was executed by said corporation as the duly authorized general partner of and on behalf of CE Puna Limited Partnership, as the duly authorized general partner of and on behalf of Puna Geothermal Venture, and acknowledged that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors and in the name of and on behalf of CE Puna Limited Partnership and in the name of and on behalf of Puna Geothermal Venture, and said officer acknowledged said instrument to be the free act and deed of said corporation and as said general partner of CE Puna Limited Partnership as the general partner of Puna Geothermal Venture.



/s/ Janet R. Cunningham
Notary Public State of Maryland
My Commission expires:  May 1, 1996

                                                                    ATTACHMENT A
                                                                          TO THE
                                                                 THIRD AMENDMENT


                                   APPENDIX D
                                   ----------

                           POWER PURCHASES BY COMPANY
                           --------------------------
                                (Interim Period)


A.   ENERGY PURCHASES BY THE COMPANY
     -------------------------------

     1. Subject to the other provisions of this Contract, including but not limited to Sections 6 and 7, the Company shall accept and pay for Energy generated by the Seller's Facility and delivered under a Legally Enforceable Obligation, all on-peak energy above the Legally Enforceable Obligation, and all on-peak Emergency Energy (as defined in APPENDIX F), by the Seller to the Company at the higher of: (a) the respective on-peak and off-peak energy rates set forth in Section A.3. of this APPENDIX D, or (b) the Minimum Purchase Rate set forth in Section A.4. of this APPENDIX D. All deliveries of off-peak Energy (including off-peak Emergency Energy (as defined in APPENDIX F) under which the Seller has no Legally Enforceable Obligation to supply shall be paid for at the off-peak energy rates set forth in Section A.3. of this APPENDIX D. The rate of delivery of such Energy may exceed the Allowed Capacity as set forth in APPENDIX A at any given time.

     2. Energy furnished by Seller to the Company shall be metered by a time-of-day meter. The Company shall not pay for any Energy that may be delivered by the Seller prior to installation and operation of the Company's meters. The on-peak hours shall be those between 7:00 a.m. and 9:00 p.m. daily, and the off-peak hours shall be those between 9:00 p.m. on one day and 7:00 a.m. on the following day.

     3. The respective on-peak and off-peak energy rates for Energy shall be one hundred percent (100%) of the Company's respective on-peak and off-peak Avoided Energy Costs (including avoided costs of fuel and operation and maintenance) in cents per kilowatthour, calculated in accordance with the provisions of the PUC's Standards, on file with the PUC and in effect for the month in which such Energy is delivered, as adjusted by the Transformer Loss Adjustment Factor that is to be determined pursuant to Paragraph 3(f)(ii) of APPENDIX B.

                                                                    ATTACHMENT A
                                                                          TO THE
                                                                 THIRD AMENDMENT



     4. The Minimum Purchase Rate in this contract shall apply to all deliveries of Energy under a Legally Enforceable Obligation, and all on-peak energy above the Legally Enforceable Obligation, made by Seller to Company. The Minimum Purchase Rate shall not apply to deliveries of off-peak Energy under which the Seller has no Legally Enforceable Obligation to supply to HELCO.

     5. During each payment period Seller shall be credited at the rate of $0.002 per kilovarhour for each kilovarhour furnished by the Seller to the Company in excess of .62 x kwh. The kvarh meters shall be adjusted to prevent reversal in the event the power factor is leading.

     6.   [Intentionally Left Blank]

     7. The Seller shall deliver Energy under Company Dispatch pursuant to a Legally Enforceable Obligation as follows:

          a.   On-Peak Period.  During the 14 hour period from 7:00 a.m. to 9:00
               --------------
               p.m. each day, the Seller shall be obligated to deliver energy under the Company's Dispatch at a rate equal to the Seller's firm capacity obligation described in Paragraph 3 of APPENDIX B of this Contract.

          b.   Off-Peak Period.  During the 10 hour period from midnight to 7:00
               ---------------
               a.m. and 9:00 p.m. to midnight each day, the Seller shall be obligated to deliver energy under the Company's Dispatch at a rate not less than the Minimum Delivery Guarantee.

B.   CAPACITY PURCHASES BY THE COMPANY
     ---------------------------------

     1. As compensation for providing the firm capacity under Company Dispatch as described in Paragraph 3 of APPENDIX B, the Company will pay the Seller a capacity payment, payable monthly within 20 days after the last day of the calendar month in which the firm capacity was provided, of 1/12 of the Annual Capacity Payment Rate.

     2. The Capacity Payment Rate shall be $4,000,000 per year beginning on July 1, 1990, or on the Commercial Operation date, whichever occurs first; provided that the Seller has satisfied the Acceptance Test

                                                                    ATTACHMENT A
                                                                          TO THE
                                                                 THIRD AMENDMENT



          requirement of Paragraph 3(f)(i) of APPENDIX B; and subject to the sanction provision of Paragraph D.1. of APPENDIX D.

     3. The Company shall not be required to pay any additional capacity payment for any additional power supplied by the Seller, either at the Company's or the Seller's request.

     4. A failure by the Seller to provide the required firm capacity to the Company shall result in the reduction in the capacity payment due to the Seller from the Company in accordance with Paragraph D of APPENDIX D of this Contract. The Company shall not have any obligation to pay capacity payments to the Seller for periods in excess of twenty-four hours in which the Seller is unable to fulfill its obligations under the Contract, including but not limited to (i) circumstances which are subject to Paragraph 15 of this Contract relating to Force Majeure without fault, or (ii) for periods in which the Seller does not fulfill its obligations under Paragraph 3 of APPENDIX B of this Contract due to the Seller's "default," as such term is defined in APPENDIX E of this Contract.

     5. If the Seller does not satisfy its firm capacity obligations as described in Paragraph 3 of APPENDIX B and Paragraph C of this APPENDIX D of this Contract, it shall pay sanctions as described in Paragraph D of this APPENDIX D.

C.   PERFORMANCE STANDARDS
     ---------------------

     1. The Seller acknowledges and agrees that the Seller's generating facility is expected to meet the following minimum standards for satisfactory day-to-day performance during each contract year: (i) an On-peak Availability (excluding the four-week annual maintenance period and downtime due to a catastrophic equipment failure) of 95 percent or better; (ii) not more than 6 Plant Trips per year; and
          (iii) a forced outage rate of 5 percent or less.

     2. The "On-peak Availability" of the Seller's Facility (in percent) is to be computed by adding the total Energy Under Company's Dispatch Subject to a legally Enforceable Obligation available from the Seller's unit during the contract year, multiplying the total by 100, and dividing by the product of 4,718 on-peak

                                                                    ATTACHMENT A
                                                                          TO THE
                                                                 THIRD AMENDMENT



          hours per 48 week year (4,732 for leap years) times the firm capacity obligation (prorated on a daily basis, if necessary).

     3. "Catastrophic Equipment Failure" means a sudden, unexpected failure of a major piece of equipment which (i) substantially reduces or eliminates the capability of the Seller's Facility to produce power,
          (ii) is beyond the reasonable control of the Seller and could not have been prevented by the exercise of due diligence by the Seller, and
          (iii) despite the exercise of all reasonable efforts, requires more than sixty (60) days to repair.

     4. "Plant Trip" means the sudden and immediate removal of the Seller's Facility from service as a result of an immediate mechanical/ electrical/hydraulic control system trip or operator initiated trip/shutdown which requires the Company to take immediate steps to place an unscheduled generator on line to make up for the loss of output of the Seller's Facility; provided, however, that a Plant Trip shall not include: (i) any such removal which occurs within forty-eight (48) hours of the time at which the Seller's Facility is restarted following an outage; (ii) trips caused or initiated by the Company; or (iii) trips occurring during periods when the Seller has continued to furnish capacity to the Company at the request of the Company's Production Manager after the Seller has notified the Company's Production Manager that the Seller's Facility is likely to trip.

     5. The "Forced Outage Rate" of the Seller's Facility during a contract year is to be computed by totaling the average megawatts unavailable for service due to forced outages or deratings on an hourly basis, multiplying the total by 100, and dividing by the product of 8,760 hours per year times the weighted average of the Seller's firm capacity obligation (prorated on a daily basis, if necessary).

D.   SANCTIONS
     ---------

     1. The capacity payment is to be made on the basis of the full availability of the Seller's firm capacity obligation. When the Seller's full firm capacity obligation is not available, the Seller shall pay the Company $0.0339 per on-peak hour for each kilowatt of deficiency based on annual capacity payments of $4 million and 4,718 on-peak hours in a year. During

                                                                    ATTACHMENT A
                                                                          TO THE
                                                                 THIRD AMENDMENT



          the period from July 1, 1990 to December 31, 1990, the sanction provided for in this paragraph shall not exceed the capacity payments provided for in Section B.2. of this APPENDIX D on a monthly basis.

     2. For each contract year in which the On-peak Availability of the Seller's Facility is less than 95 percent, the Seller will pay $10,000 to the Company for each full percentage point of the shortfall unless the shortfall is due to a catastrophic equipment failure.

     3. For each Plant Trip in excess of 6 per contract year, the Seller shall pay $10,000 to the Company.

     4. The Company shall have the right to offset any payment due from the Seller under this Paragraph against any payments due to the Seller.

     5. If the Seller does not deliver 12,500 kw of Firm Capacity as provided by Paragraph 3 of APPENDIX B, by December 31, 1990, the Seller shall pay the Company $0.0339 per on-peak hour for each kilowatt deficiency until the Seller satisfies the Acceptance Test provided in Paragraph 3(f)(i) for 12,500 kw of Firm Capacity; if the Seller does not deliver 25,000 kw of Firm Capacity as provided by Paragraph 3 of APPENDIX B, by March 1, 1991, the Seller shall pay the Company $0.0339 per on-peak hour for each kilowatt deficiency until the Seller satisfies the Acceptance Test provided in Paragraph 3(f)(i) for 25,000 kw of Firm Capacity.

     6. Each party may exercise whatever legal or equitable remedies may be available to enforce the obligations of this Contract in the event of a default by the other party.

                                                                    ATTACHMENT B
                                                                          TO THE
                                                                 THIRD AMENDMENT



                                   APPENDIX D

                           POWER PURCHASES BY COMPANY
                         (Subsequent to Interim Period)


A.   ENERGY PURCHASES BY THE COMPANY
     -------------------------------

     1. Subject to the other provisions of this Contract, including but not limited to Sections 6 and 7, the Company shall accept and pay for Energy generated by the Seller's Facility and delivered by the Seller to the Company at the higher of: (a) the respective on-peak and off-peak energy rates set forth in Section A.3. of this APPENDIX D, or (b) the Minimum Purchase Rate set forth in Section A.4. of this APPENDIX D; provided, however, that the rate of delivery of such Energy shall not exceed the Allowed Capacity as set forth in APPENDIX A at any given time.

     2. Energy furnished by Seller to the Company shall be metered by a time-of-day meter. The Company shall not pay for any Energy that may be delivered by the Seller prior to installation and operation of the Company's meters. The on-peak hours shall be those between 7:00 a.m. and 9:00 p.m. daily, and the off-peak hours shall be those between 9:00 p.m. on one day and 7:00 a.m. on the following day.

     3. The respective on-peak and off-peak energy rates for Energy shall be one hundred percent (100%) of the Company's respective on-peak and off-peak Avoided Energy Costs (including avoided costs of fuel and operation and maintenance) in cents per kilowatthour, calculated in accordance with the provisions of the PUC's Standards, on file with the PUC and in effect for the month in which such Energy is delivered, as adjusted by the Transformer Loss Adjustment Factor that is to be determined pursuant to Paragraph 3(f)(ii) of APPENDIX B.

     4. The Minimum Purchase Rate in this contract shall apply to all deliveries of Energy made by Seller to Company during the term of this Contract and to all deliveries of Energy under a Legally Enforceable Obligation made by Seller to Company.

     5. During each payment period Seller shall be credited at the rate of $0.002 per kilovarhour for each kilovarhour furnished by the Seller to the Company in

                                                                    ATTACHMENT B
                                                                          TO THE
                                                                 THIRD AMENDMENT



          excess of .62 x kwh. The kvarh meters shall be adjusted to prevent reversal in the event the power factor is leading.

     6. Company shall accept and pay for Emergency Energy (as defined in APPENDIX F) generated by Seller's Facility and made available by Seller to Company, as follows: the respective on-peak and off-peak energy rates for Emergency Energy shall be three hundred percent (300%) of Company's on-peak and off-peak Avoided Energy Costs (including avoided costs of fuel and operation and maintenance) in cents per kilowatthour, calculated in accordance with the provisions of the PUC's Standards, on file with the PUC and in effect for the quarter in which such Energy is delivered.

     7. The Seller shall deliver Energy under Company Dispatch pursuant to a Legally Enforceable Obligation as follows:

          a.   On-Peak Period.  During the 14 hour period from 7:00 a.m. to 9:00
               --------------
               p.m. each day, the Seller shall be obligated to deliver energy under the Company's Dispatch at a rate equal to the Seller's firm capacity obligation described in Paragraph 3 of APPENDIX B of this Contract.

          b.   Off-Peak Period.  During the 10 hour period from midnight to 7:00
               ---------------
               a.m. and 9:00 p.m. to midnight each day, the Seller shall be obligated to deliver energy under the Company's Dispatch at a rate not greater than the Seller's firm capacity obligation described in Paragraph 3 of APPENDIX B of this Contract and not less than the Minimum Delivery Guarantee.

B.   CAPACITY PURCHASES BY THE COMPANY
     ---------------------------------

     1. As compensation for providing the firm capacity under Company Dispatch as described in Paragraph 3 of APPENDIX B, the Company will pay the Seller a capacity payment, payable monthly within 20 days after the last day of the calendar month in which the firm capacity was provided, of 1/12 of the Annual Capacity Payment Rate.

     2. The Capacity Payment Rate shall be $4,000,000 per year beginning on July 1, 1990, or on the Commercial Operation date, whichever occurs first; provided that the Seller has satisfied the Acceptance Test

                                                                    ATTACHMENT B
                                                                          TO THE
                                                                 THIRD AMENDMENT



          requirement of Paragraph 3(f)(i) of APPENDIX B; and subject to the sanction provision of Paragraph D.l. of APPENDIX D.

     3. The Company shall not be required to pay any additional capacity payment for any additional power supplied by the Seller, either at the Company's or the Seller's request.

     4. A failure by the Seller to provide the required firm capacity to the Company shall result in the reduction in the capacity payment due to the Seller from the Company in accordance with Paragraph D of APPENDIX D of this Contract. The Company shall not have any obligation to pay capacity payments to the Seller for periods in excess of twenty-four hours in which the Seller is unable to fulfill its obligations under the Contract, including but not limited to (i) circumstances which are subject to Paragraph 15 of this Contract relating to Force Majeure without fault, or (ii) for periods in which the Seller does not fulfill its obligations under Paragraph 3 of APPENDIX B of this Contract due to the Seller's "default," as such term is defined in APPENDIX E of this Contract.

     5. If the Seller does not satisfy its firm capacity obligations as described in Paragraph 3 of APPENDIX B and Paragraph C of this APPENDIX D of this Contract, it shall pay sanctions as described in Paragraph D of this APPENDIX D.

C.   PERFORMANCE STANDARDS
     ---------------------

     1. The Seller acknowledges and agrees that the Seller's generating facility is expected to meet the following minimum standards for satisfactory day-to-day performance during each contract year: (i) an On-peak Availability (excluding the four-week annual maintenance period and downtime due to a catastrophic equipment failure) of 95 percent or better; (ii) not more than 6 Plant Trips per year; and
          (iii) a forced outage rate of 5 percent or less.

     2. The "On-peak Availability" of the Seller's Facility (in percent) is to be computed by adding the total Energy Under Company's Dispatch Subject to a legally Enforceable Obligation available from the Seller's unit during the contract year, multiplying the total by 100, and dividing by the product of 4,718 on-peak

                                                                    ATTACHMENT B
                                                                          TO THE
                                                                 THIRD AMENDMENT



          hours per 48 week year (4,732 for leap years) times the firm capacity obligation (prorated on a daily basis, if necessary).

     3. "Catastrophic Equipment Failure" means a sudden, unexpected failure of a major piece of equipment which (i) substantially reduces or eliminates the capability of the Seller's Facility to produce power,
          (ii) is beyond the reasonable control of the Seller and could not have been prevented by the exercise of due diligence by the Seller, and
          (iii) despite the exercise of all reasonable efforts, requires more than sixty (60) days to repair.

     4. "Plant Trip" means the sudden and immediate removal of the Seller's Facility from service as a result of an immediate mechanical/ electrical/hydraulic control system trip or operator initiated trip/shutdown which requires the Company to take immediate steps to place an unscheduled generator on line to make up for the loss of output of the Seller's Facility; provided, however, that a Plant Trip shall not include: (i) any such removal which occurs within forty-eight (48) hours of the time at which the Seller's Facility is restarted following an outage; (ii) trips caused or initiated by the Company; or (iii) trips occurring during periods when the Seller has continued to furnish capacity to the Company at the request of the Company's Production Manager after the Seller has notified the Company's Production Manager that the Seller's Facility is likely to trip.

     5. The "Forced Outage Rate" of the Seller's Facility during a contract year is to be computed by totaling the average megawatts unavailable for service due to forced outages or deratings on an hourly basis, multiplying the total by 100, and dividing by the product of 8,760 hours per year times the weighted average of the Seller's firm capacity obligation (prorated on a daily basis, if necessary).

D.   SANCTIONS
     ---------

     1. The capacity payment is to be made on the basis of the full availability of the Seller's firm capacity obligation. When the Seller's full firm capacity obligation is not available, the Seller shall pay the Company $0.0339 per on-peak hour for each kilowatt of deficiency based on annual capacity payments of $4 million and 4,718 on-peak hours in a year. During the period from July 1, 1990 to December 31, 1990,

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                                                                    ATTACHMENT B
                                                                          TO THE
                                                                 THIRD AMENDMENT



          the sanction provided for in this paragraph shall not exceed the capacity payments provided for in Section B.2. of this APPENDIX D on a monthly basis.

     2. For each contract year in which the On-peak Availability of the Seller's Facility is less than 95 percent, the Seller will pay $10,000 to the Company for each full percentage point of the shortfall unless the shortfall is due to a catastrophic equipment failure.

     3. For each Plant Trip in excess of 6 per contract year, the Seller shall pay $10,000 to the Company.

     4. The Company shall have the right to offset any payment due from the Seller under this Paragraph against any payments due to the Seller.

     5. If the Seller does not deliver 12,500 kw of Firm Capacity as provided by Paragraph 3 of APPENDIX B, by December 31, 1990, the Seller shall pay the Company $0.0339 per on-peak hour for each kilowatt deficiency until the Seller satisfies the Acceptance Test provided in Paragraph 3(f)(i) for 12,500 kw of Firm Capacity; if the Seller does not deliver 25,000 kw of Firm Capacity as provided by Paragraph 3 of APPENDIX B, by March 1, 1991, the Seller shall pay the Company $0.0339 per on-peak hour for each kilowatt deficiency until the Seller satisfies the Acceptance Test provided in Paragraph 3(f)(i) for 25,000 kw of Firm Capacity.

     6. Each party may exercise whatever legal or equitable remedies may be available to enforce the obligations of this Contract in the event of a default by the other party.

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